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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 21, 2001
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                     Philadelphia Consolidated Holding Corp.
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               (Exact Name of Registrant as Specified in Charter)



       Pennsylvania                  0-22280                  23-2202671
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(State or Other Jurisdiction       (Commission              (IRS Employer'
     of Incorporation)             File Number)           Identification No.)



  One Bala Plaza, Suite 100, Bala Cynwyd, PA                       19004
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900
                                                           --------------


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ITEM 5.         OTHER EVENTS.

The Registrant is filing this Current Report on Form 8-K solely for the purpose of providing the supplementary data set forth in the Exhibit listed in Item 7(c) below.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

        (a)     Financial Statements of Business Acquired.

                Not applicable.

        (b)     Pro Forma Financial Information.

                Not applicable.

        (c)     Exhibits.

                Exhibit 99.1 Press Release Dated September 21, 2001



                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Philadelphia Consolidated Holding Corp.
                              -------------------------------
                              (Registrant)

Dated: September 25, 2001        By: /s/ Craig P. Keller
                                     -------------------------------------------
                                     Craig P. Keller
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer


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EXHIBIT INDEX

Exhibit      Description                                    Method of Filing
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
99.1         Press Release dated September 21, 2001         Filed electronically herewith.